UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 11, 2006 (May 9, 2006)


                          BROOKMOUNT EXPLORATIONS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                    001-32181                      98-0201259
------------------------    --------------------            ------------------
(State of Incorporation)    (Commission File No.)           (IRS Employer
                                                            Identification No.)


              999 Canada Place, Suite 404, Vancouver, B.C. V6C 3E2
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                (604) 676 - 5244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On December 19, 2005, we filed an 8-K announcing that David Dadon had been elected as our chairman and a director. The 8-K also announced that Jay Jeffery Shapiro, represented by Mr. Dadon to us as a close colleague and friend, had been appointed to serve as our Chief Financial Officer. Mr. Dadon had arranged for a conference call prior to Mr. Shapiro's appointment to introduce someone whose resume we were provided and we were led to believe was Mr. Shapiro ostensibly in order to provide us with an opportunity to interview him prior to his appointment.

On May 9, 2006, we learned that the person represented to us to be Jay Jeffery Shapiro was not, in fact, Mr. Shapiro. On May 9, 2006, the individual we now know to be the true Mr. Shapiro contacted us to inform us that he had no knowledge of Brookmount, had not been asked to serve as our Chief Financial Officer by Mr. Dadon, had not been the person interviewed by our Chief Operating Officer, and had in fact previously informed Mr. Dadon in writing that he no longer wished to be associated with Mr. Dadon in any venture and that Mr. Dadon was no longer to use his resume in connection with any of his activities.

As a result, we are filing this 8-K to, among other reasons, assure that all Brookmount shareholders are made aware that individual we now know to be Jay Jeffery Shapiro whose biography was contained in our annual report on Form 10-KSB and Form 10-KSB/A, never played any role in our company or in any of our disclosures. We will undertake the proper filings to correct any reference to Mr. Shapiro's participation in our company.

Effective May 9, 2006, we appointed Zaf Sungur to serve as our Chief Financial Officer.


SECTION 8 - OTHER EVENTS

     ITEM 8.01 OTHER EVENTS.

On December 19, 2005, we filed an 8-K announcing that David Dadon had been elected as our chairman and a director. The 8-K also announced that Jay Jeffery Shapiro, represented by Mr. Dadon to us as a close colleague and friend, had been appointed to serve as our Chief Financial Officer. Mr. Dadon had arranged for a conference call prior to Mr. Shapiro's appointment to introduce someone whose resume we were provided and we were led to believe was Mr. Shapiro ostensibly in order to provide us with an opportunity to interview him prior to his appointment.

On May 9, 2006, we learned that the person represented to us to be Jay Jeffery Shapiro was not, in fact, Mr. Shapiro. On May 9, 2006, the individual we now know to be the true Mr. Shapiro contacted us to inform us that he had no knowledge of Brookmount, had not been asked to serve as our Chief Financial Officer by Mr. Dadon, had not been the person interviewed by our Chief Operating Officer, and had in fact previously informed Mr. Dadon in writing that he no longer wished to be associated with Mr. Dadon in any venture and that Mr. Dadon was no longer to use his name or resume in connection with any of his activities.

As a result, we are filing this 8-K to, among other reasons, assure that all Brookmount shareholders are made aware that individual we now know to be Jay Jeffery Shapiro whose biography was contained in our annual report on Form 10-KSB and Form 10-KSB/A and a separate press release dated December 16, 2005, never played any role in our company or in any of our disclosures. We will undertake the proper filings to correct any reference to Mr. Shapiro's participation in our company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

   ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

     99.1 Email from Jay Jeffery Shapiro to Zaf Sungur, dated May 9, 2006.

     99.2 Letter from Jay Jeffery Shapiro to David Dadon, dated May 9, 2006.

     99.3 Press Release dated May 11, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


Dated:  May 11, 2006              BROOKMOUNT EXPLORATIONS INC.


                                  By: /s/ Peter Flueck
                                     -----------------

                                INDEX TO EXHIBITS


   Exhibit No. Exhibit

     99.1     Email from Jay Jeffery Shapiro to Zaf Sungur, dated May 9, 2006.
     99.2     Letter from Jay Jeffery Shapiro to David Dadon, dated May 9, 2006.
     99.3     Press Release dated May 11, 2006.